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                                                                                                                         Exhibit 4.1

                                                      CUBIST Pharmaceuticals

COMMON STOCK                                                                                           SEE REVERSE FOR
                                                                                                     CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE         INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE         CUSIP 229678 10 7
 IN BOSTON OR IN NEW YORK CITY

       THIS CERTIFIES THAT






       is the owner of

                         FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON CAPITAL STOCK, $.001 PAR VALUE, OF
                                                   CUBIST PHARMACEUTICALS, INC.
transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate and the shares represented hereby are issued under and subject to the laws of the State of Delaware and to the
Certificate of Incorporation and By-laws of the Corporation, all as amended from time to time. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

  IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and a facsimile of its corporate seal to be hereunto affixed.

Dated:

             /s/ Thomas A. Shea                                                             /s/ Scott M. Rocklage
             Treasurer                                                                      President and Chief Executive Officer
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                         CUBIST PHARMACEUTICALS, INC.

     The Corporation has more than one class of stock authorized to be issued. The Corporation will furnish without charge to each stockholder upon written request, a copy of the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class of stock (and any series thereof) authorized to be issued by the Corporation.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM - as tenants in common    UNIF GIFT MIN ACT........Custodian........
    TEN ENT - as tenants by the                         (Cust)          (Minor)
              entireties
    JT TEN  - as joint tenants with           Under Uniform Gifts to Minors
              right of survivorship           Act...............................
              and not as tenants in
              common



    Additional abbreviations may also be used though not in the above list.


For value received,______________________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
 ________________________________________
|________________________________________|


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.



Dated, ____________________________


               (Signature) _____________________________________________________
                   NOTICE: THE SIGNATURE TO THIS ASSIGMENT MUST CORRESPOND WITH
                           THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature Guaranteed:______________________________________________________
                     ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"). THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP") OR THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTED.